UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

PRECIGEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 30, 2021, Precigen, Inc. (the “Company”) announced that its Chief Financial Officer, Rick Sterling, would be stepping down from his position effective April 2, 2021. The Company has commenced an executive search process to identify a successor for Mr. Sterling.

In connection with his departure, it is expected that Mr. Sterling will receive the severance payments and benefits provided under his continuing employment agreement with the Company, dated April 2, 2019, subject to his execution and non-revocation of a release of claims and compliance with post-termination restrictive covenants.

Also effective April 2, 2021, the Company will appoint Brad Osbourne (age 41), currently Vice President, Finance and Accounting, to serve as principal accounting officer for an interim period while the Company searches for Mr. Sterling’s replacement. Mr. Osborne joined the Company in July 2011 in the role of Senior Director of Financial Reporting and since April 1, 2016 has served and continues to serve as Vice President, Finance and Accounting. There are no arrangements or understandings between Mr. Osbourne and any other persons pursuant to which he was selected as an officer of the Company, and Mr. Osbourne is not related to any other executive officer or director of the Company. Mr. Osbourne has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There will not be any changes to Mr. Osbourne’s compensation arrangements in connection with his interim appointment.

A copy of the press release of the Company announcing Mr. Sterling’s departure, dated March 30, 2021, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: March 30, 2021